SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             December 22, 1997
                                                -------------------------------

                              J. C. NICHOLS COMPANY

             (Exact name of registrant as specified in its charter)

            Missouri                0-06181                   47-0371610

(State of other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                  310 Ward Parkway, Kansas City, Missouri 64112

               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (816) 561-3456

                                       N/A

         (Former name or former address, if changed since last report.)

Item 5:  Other Events

         On December 22, 1997, J.C. Nichols Company executed an Agreement and Plan of Merger with Highwoods Properties, Inc., and a wholly-owned subsidiary of Highwoods Properties, Inc., a copy of which is attached as an exhibit to this current report.

Item 7:  Financial Statements and Exhibits

         (c)  Exhibits.

EXHIBIT NO.                 DOCUMENT

1                           Press Release dated December 23, 1997.

2 Agreement and Plan of Merger By and Among Highwoods Properties, Inc., Jackson Acquisition Corp., and J.C. Nichols Company dated as of December 22, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          J.C. NICHOLS COMPANY


                                          By: /s/ Barrett Brady
                                             ----------------------------------
                                          Name:  Barrett Brady
                                          Title:  President and Chief Executive
                                                  Officer

Date:  December 24, 1997



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